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                                                                    EXHIBIT 10.3


                            STOCK PURCHASE AGREEMENT


         THIS STOCK PURCHASE AGREEMENT (the "Agreement") is made as of the 16th day of July, 1996, by and between Applied Digital Access, Inc., a California corporation (the "Company") and MPR Teltech, Ltd., a corporation organized under the laws of British Columbia and Canada ("MPR").

         WHEREAS, the Company and MPR are contemporaneously entering into that certain Asset Purchase Agreement dated the date hereof (the "Asset Purchase Agreement") pursuant to which MPR has agreed to sell and the Company has agreed to buy certain assets of MPR (the "Transferred Assets").

         WHEREAS, the Company has agreed to issue to MPR and MPR has agreed to acquire shares of the Company's Common Stock in partial consideration of the purchase price of the assets acquired pursuant to the Asset Purchase Agreement.

         THE PARTIES HEREBY AGREE AS FOLLOWS:

         1.       Purchase and Sale of Shares.


                  1.1 Sale and Issuance of Shares. Subject to the terms and conditions of this Agreement and the Asset Purchase Agreement, MPR agrees to transfer certain assets (the "Transferred Assets") pursuant to the Asset Purchase Agreement to the Company at the Closing and the Company agrees to sell and issue to MPR at the Closing 150,000 shares of the Company's Common Stock (the "Shares"). The sale of the Shares will not be registered under the U. S. Securities and Exchange Act of 1933, as amended, (the "Securities Act") but are being issued in reliance on Regulation S under the Securities Act.

                  1.2 Closing. The closing for the purchase and sale of the Shares shall take place at the corporate offices of MPR, 8999 Nelson Way, Burnaby, British Columbia, on the date of this Agreement, or at such other time and place as the Company and MPR mutually agree upon orally or in writing (which shall be designated as the "Closing"). At the Closing, the Company shall deliver to MPR a certificate representing the Shares (free and clear of all liens, claims and other encumbrances except as otherwise provided herein). In consideration of such delivery, MPR shall make payment for the Shares by delivery to the Company of a bill of sale for the Transferred Assets.

         2. Representations and Warranties of the Company. The Company hereby represents and warrants to MPR that:

                  2.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would be reasonably expected to have a material adverse effect on the business, operations, properties, assets,
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prospects or condition (financial or otherwise) of the Company, taken as a whole
(a "Material Adverse Effect"). Except as disclosed in the SEC Filings (as defined herein) and as contemplated in the Asset Purchase Agreement, the Company has no subsidiaries.

                  2.2 Authorization. The Company has all requisite corporate power and authority (i) to execute, deliver and perform its obligations under this Agreement; (ii) to issue the Shares in the manner and for the purpose contemplated by this Agreement, and (iii) to execute, deliver and perform its obligations under all other agreements and instruments executed and delivered by it pursuant to or in connection with this Agreement. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and thereunder and the authorization, issuance and delivery of the Shares to be sold hereunder has been taken or will be taken prior to the Closing, and this Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

                  2.3 Valid Issuance of Shares. The Shares which are being purchased hereunder, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and, based in part upon the representations of MPR in this Agreement, the Shares will be issued in compliance with all applicable United States federal and state securities laws.

                  2.4 SEC Reports. The Company has heretofore filed with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act and the Securities Exchange Act of 1934, as amended, (the "Exchange Act"), an Annual Report on Form 10-K for the year ended December 31, 1995, a Quarterly Report on Form 10-Q for the quarter ended March 31, 1996 and a Current Report on Form 8-K dated March 15, 1996, as amended (collectively, the "SEC Filings"). None of the SEC Filings contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements made, at the time and in light of the circumstances under which they were made, not misleading. Since December 31, 1995, the Company has timely filed with the SEC all SEC Filings and all such SEC Filings complied with all applicable requirements of the Securities Act and the Exchange Act, as applicable and the rules thereunder. The audited financial statements of the Company included or incorporated by reference in the SEC Filings and the unaudited financial statements contained in the SEC Filings each have been prepared in accordance with such acts and rules and with United States generally accepted accounting principles applied on a consistent basis throughout the periods indicated therein and with each other, except as may be indicated therein or in the notes thereto and except that the unaudited interim financial statements may not contain all footnotes and adjustments required by United States generally accepted accounting principles, and fairly present the financial condition of the Company as of the dates thereof and the results of its operations and statements of cash flows for the periods then ended, subject, in the case of unaudited interim financial statements, to normal year-end adjustments.

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Except as reflected in such financial statements, the Company has no material liabilities, absolute or contingent, other than ordinary course liabilities incurred since the date of the last such financial statements in connection with the conduct of the business of the Company."

                  2.5 Compliance with Other Instruments. The execution, delivery and performance of this Agreement and of the transactions contemplated hereby will not result in any violation of or constitute, with or without the passage of time and the giving of notice, either a default under any provision of its Articles of Incorporation or Bylaws or of any material agreement or instrument to which the Company is a party or by which the Company is bound, or any judgment, decree, order, law, statute, rule or regulation applicable to the Company. No party to any material contract included as an exhibit to the SEC Filings (or incorporated by reference therein) would be authorized or permitted to terminate its obligations thereunder by reason of the execution and delivery of this Agreement or any of the transactions contemplated herein.

                  2.6 Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any United States federal, state or local governmental authority is required on the part of the Company in connection with the Company's valid execution, delivery and performance of this Agreement, except for any filings under any applicable United States state or foreign securities laws. The filings under United States state securities laws, if any, will be effected by the Company at its cost within the applicable stipulated statutory period.

                  2.7 Litigation. There is no action, suit, proceeding or investigation pending or currently threatened against the Company which questions the validity of this Agreement, or the right of the Company to enter into such instruments or to consummate the transactions contemplated hereby or thereby.

                  2.8 No Material Adverse Change. Since March 31, 1996, there has not been, occurred or arisen any change in or event affecting the Company or its business that has had or may reasonably be expected to have a material adverse effect on the Company or its business.

                  2.9 Property. The Company has good and marketable title to, or other right to use, all property (whether real or personal, tangible or intangible) material to the business of the Company.

                  2.10 Compliance With Law. The Company is organized and has conducted its business in accordance with applicable law and is in compliance with all such laws the violation of which might have a material adverse effect on that business.

                  2.11 Representations as to Certain Matters Relating to the Shares.

                  (i) The Company understands that the Shares have not been and will not be registered under the Securities Act or any applicable state securities laws and may only be offered or sold pursuant to registration under the Securities Act and applicable state securities laws or available exemptions therefrom, and that MPR is relying upon the truth and accuracy of

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the representations, warranties, agreements, acknowledgements and understandings of the Company set forth herein in order to determine the applicability of such exemptions.

                  (ii) To the Company's knowledge, MPR is not an Affiliate (as defined in Rule 405 promulgated by the SEC) of the Company.

                  (iii) No offer of the Shares was made to MPR in the United States.

                  (iv) None of the Company or its subsidiaries or Affiliates, nor any person or entity acting on behalf of the Company or any subsidiaries or Affiliates has engaged, or will engage, in any Directed Selling Efforts (as defined in Regulation S) with respect to the Shares; and the Company and its subsidiaries and Affiliates have complied, and will comply, with the offering restrictions, and any other requirements, of Regulation S with respect to the Shares.

                  (v)      The transactions contemplated by this Agreement:

                           1. have not been pre-arranged with a purchaser who is located in the United States or is a U.S. Person; and

                           2. are not part of a plan or scheme to evade the registration provisions of the Securities Act.

         3. Representations and Warranties of MPR. MPR hereby represents and warrants that:

              3.1 Organization, Good Standing and Qualification". MPR is a corporation duly organized, validly existing and in good standing under the laws of British Columbia and Canada, and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted.

              3.2 Authorization. MPR has all requisite corporate power and authority (i) to execute, deliver and perform its obligations under this Agreement; and (ii) to execute, deliver and perform its obligations under all other agreements and instruments executed and delivered by it pursuant to or in connection with this Agreement. All corporate action on the part of MPR, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of MPR hereunder has been taken or will be taken prior to the Closing, and this Agreement constitutes a valid and legally binding obligation of MPR, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

              3.3 Investment Experience. MPR acknowledges that it is able to bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Shares. MPR


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also represents that it has not been organized for the purpose of acquiring the
Shares.

              3.4 Representations as to Certain Matters Relating to the Shares.

              (i) MPR understands that no U. S. or Canadian, federal or state agency has passed on or made any recommendation or endorsement of the Shares.

              (ii) MPR acknowledges that, in making the decision to purchase the Shares, it has relied solely upon independent investigations made by it and not upon any representations made by the Company (other than as expressly made in this Agreement) with respect to the Company or the Shares.

              (iii) MPR understands that the Shares have not been and will not be registered under the Securities Act or any applicable state securities laws and may only be offered or sold pursuant to registration under the Securities Act and applicable state securities laws or available exemptions therefrom, and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgements and understandings of MPR set forth herein in order to determine the applicability of such exemptions and the suitability of MPR to acquire the Shares.

              (iv) MPR is not a U.S. Person (as defined in Regulation S promulgated by the SEC) and is not to its knowledge an Affiliate (as defined in Rule 405 promulgated by the SEC) of the Company.

              (v)    No offer of the Shares was made to MPR in the United
States.

              (vi) MPR is a Canadian company, whose head office is in Canada and all its officers and directors reside in Canada. The decision to purchase the Shares was made by MPR officials in Vancouver, British Columbia.

              (vii) None of MPR or its subsidiaries, the MPR Affiliates (hereinafter defined), nor any person or entity acting on behalf of MPR or any subsidiaries or MPR Affiliates has engaged, or will engage, in any Directed Selling Efforts (as defined in Regulation S) with respect to the Shares; and MPR and its subsidiaries and the MPR Affiliates have complied, and will comply, with the offering restrictions, and any other requirements, of Regulation S with respect to the Shares.

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              (viii) MPR:

                     1. will not, during the period commencing on the Closing and ending on the day forty (40) days after the Closing (the "Initial Restricted Period"), offer or sell the Shares in the United States, to a U.S. Person (as defined in Regulation S) or for the account or benefit of a U.S. Person or other than in accordance with Rule 903 or Rule 904 of Regulation S; pursuant to registration of the Shares under the Securities Act; or pursuant to an available exemption from the registration requirements of the Securities Act; and

                     2. will, after the expiration of the Initial Restricted Period, offer, sell, pledge or otherwise transfer the Shares only pursuant to registration under the Securities Act or an available exemption therefrom and, in any case, in accordance with any applicable state securities laws.

              (ix)   The transactions contemplated by this Agreement:

                     1. have not been pre-arranged with a purchaser who is located in the United States or is a U.S. Person; and

                     2. are not part of a plan or scheme to evade the registration provisions of the Securities Act.

              (x) MPR is purchasing the Shares for its own account for the purpose of investment and not (A) with a view to, or for sale in connection with, any distribution thereof or (B) for the account or on behalf of any U.S. Person. MPR has no contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares.

              3.5 Further Limitations on Disposition. Without in any way limiting the representations set forth above, MPR further agrees not to make any disposition of all or any portion of the Shares during the Initial Restricted Period. After the Initial Restricted Period and after any additional period required under Section 4.1, MPR agrees not to make any disposition of all or any portion of the Shares unless MPR shall have furnished the Company with an opinion of counsel, in form and substance reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act.

              3.6 Legends. It is understood that the certificates evidencing the Shares may bear one or all of the following legends:



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                     (a) "The shares represented by this certificate have not
been registered under the Securities Act of 1933, as amended (the "Act") and have been sold in reliance on the exemption from registration provided by Regulation S under the Act ("Regulation S"). During the forty (40) day period after the date of original issuance (the "Initial Restricted Period"), the shares represented by this Certificate may not be offered or sold directly or indirectly, within the United States (as defined in Regulation S), to a U. S. Person (as defined in Regulation S) or for the account or benefit of a U. S. Person. The preceding sentence shall have no further effect subsequent to the expiration of the Initial Restricted Period and thereafter this legend set forth in this paragraph may be removed upon presentation of this Certificate to the Transfer Agent of Applied Digital Access, Inc."

                     (b) "These securities are subject to certain additional transfer restrictions contained in a certain Stock Purchase Agreement dated July 15, 1996 as amended from time to time, a copy of which may be obtained from the corporation without charge."

                         To the extent that such legends are no longer
applicable, the Company shall cause its transfer agent to remove the legends upon request by MPR.

              3.7 Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of MPR in connection with MPR's valid execution, delivery and performance of this Agreement or the issuance of the Shares, except for (a) any filings under any applicable United States state securities laws or (b) any notification required by the Canadian Ministry of Finance regarding MPR's execution, delivery and performance of this Agreement, which notice shall have been given by MPR prior to the Closing.

         4.   Covenants of the Parties.

              4.1 Additional Transfer Restriction. Notwithstanding the expiration of the Initial Restricted Period or any rights to Sell earlier which may exist under the United States federal securities laws, MPR hereby agrees that without the prior written consent of the Company (which may be withheld in the Company's sole discretion), neither MPR nor any MPR Affiliate (as hereinafter defined) shall, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (collectively, "Sell") (other than to donees who agree to be similarly bound) any of the Shares, until twelve (12) months following the date of this Agreement. Thereafter, this Section 4.1 shall not restrict MPR from Selling up to one-half (1/2) of the Shares. Following the date which is twenty-four (24) months following the date of this Agreement, this Section 4.1 shall not restrict MPR from Selling up all of the Shares. Notwithstanding the foregoing, transfers solely among MPR Affiliates shall not be subject to the transfer restrictions set forth in this Section 4.1 provided the MPR Affiliate transferee agrees in writing to be bound by this
Section 4.1 and any requirements of Regulation S. In order

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to enforce the foregoing covenant, the Company may impose legends and/or stop-transfer instructions with respect to the Shares held by MPR or any MPR Affiliate (and the Shares of every other person subject to the foregoing restriction). For the purposes of this Agreement "MPR Affiliate" shall mean BC TELECOM, INC. or any subsidiary of BC TELECOM, INC.

              4.2 Standstill Provisions. Commencing as of the Closing, so long as MPR owns at least 50,000 shares of Common Stock, MPR (including all MPR Affiliates) shall not acquire beneficial ownership of any shares of Common Stock, any securities convertible into or exchangeable for Common Stock, or any other right to acquire Common Stock, except by way of stock dividends or other distributions or offerings made available to holders of Common Stock generally, from the Company or any other person or entity, without the prior written consent of the Company, which consent may be withheld in its sole discretion; provided, however, that in no event shall (i) the original purchase of securities pursuant to this Agreement including Section 1.1 or (ii) the acquisition by MPR of another company that then owns securities of the Company, cause a violation of this Section 4.2.

         5.   Miscellaneous.

              5.1 Survival of Warranties. The warranties, representations and covenants of the Company and MPR contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of MPR or the Company.

              5.2 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any of the Shares sold hereunder), provided, however, MPR's rights and obligations under Section 1.1 of this Agreement shall not be assignable. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

              5.3 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

              5.4 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


              5.5 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.


              5.6 Notices. Unless otherwise provided, any notice required or permitted

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under this Agreement shall be given in writing by personal delivery to the party to be notified or by Federal Express or other overnight package delivery service or registered or certified mail, postage prepaid and addressed to the party to be notified at the following addresses, or at such other address as such party may designate by five (5) days' advance written notice to the other parties (with notice deemed given upon receipt):

                   If to the Company:

                   Applied Digital Access, Inc.
                   9855 Scranton Road
                   San Diego, California  92121
                   Attn:  President

                   If to MPR:

                   MPR Teltech Ltd.
                   8999 Nelson Way
                   Burnaby, B. C.
                   Canada VSA 4B5
                   Attn:  President


              5.7 Finder's Fee. Each party represents that it neither is nor will be obligated for any finders' fee or commission in connection with this transaction. Each party agrees to indemnify and to hold harmless the other from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the indemnifying party or any of its officers, partners, employees, or representatives is responsible.

              5.8 Expenses. Irrespective of whether the Closing is effected, each party shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement. Notwithstanding the foregoing, the Company shall pay any and all stamp, transfer and other similar taxes payable or determined to be payable in connection with the execution and delivery of this Agreement or the original issuance of the Shares and shall save and hold MPR harmless from and against any and all liabilities with respect to or resulting from any delay in paying, or omission to pay, such taxes.

              5.9 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and MPR. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding, each future holder of all such securities, and the Company.

              5.10 Severability. If one or more provisions of this Agreement are held to be


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unenforceable under applicable law, such provision shall be excluded from this
Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

              5.11 Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

MPR:                                   THE COMPANY:

MPR TELTECH, LTD.                      APPLIED DIGITAL ACCESS INC.,
                                       a California corporation

By: __________________________         By: _____________________________________

Title: _______________________         Title: __________________________________








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